COMMITMENT INCREASE LETTER AGREEMENT

THIS COMMITMENT INCREASE LETTER AGREEMENT, dated as of July 30, 2013 (this “Letter Agreement”), is among Stellus Capital Investment Corporation, as borrower (the “Borrower”), Cadence Bank, N.A., as a lender (“Cadence”), State Street Bank and Trust Company, as a lender (“State Street”), Amegy Bank, N.A., as a lender (“Amegy” and, together with Cadence, State Street and Amegy, collectively, the “Increasing Lenders”) and SunTrust Bank, as a Lender (“SunTrust”) and as administrative agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Increasing Lenders and certain other lenders from time to time party thereto and the Administrative Agent are parties to the Senior Secured Revolving Credit Agreement, dated as of November 13, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, (a) the Borrower has requested that the Commitments (as defined in the Credit Agreement) be increased from $115,000,000 to $135,000,000 pursuant to Section 2.08(e) of the Credit Agreement, (b) the Borrower has requested that the other parties hereto agree to waive certain notice requirements in Section 2.08(e)(i) of the Credit Agreement, (c) each Increasing Lender has agreed to increase such Increasing Lender’s Commitment (as defined in the Credit Agreement).

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE 1.
DEFINITIONS

Capitalized terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Letter Agreement with such meanings.

ARTICLE 2.
NOTICE OF Commitment Increase request

Pursuant to Section 2.08(e) of the Credit Agreement, the Borrower hereby irrevocably requests that the Commitments be increased from $115,000,000 to $135,000,000 (the “Commitment Increase”) on the date hereof.

ARTICLE 3.

WAIVER

3.1 Waiver. The Borrower has requested that the Administrative Agent and the Increasing Lenders (acting as the Required Lenders) waive compliance with certain requirements related to the Commitment Increase that are set forth in Section 2.08(e)(i) of the Credit Agreement for purposes of effectuating the Commitment Increase under this Letter Agreement. By this Letter Agreement, the Administrative Agent and the Increasing Lenders (acting as the Required Lenders) hereby waive the following for purposes of effectuating the Commitment Increase under this Letter Agreement:

(a) the requirement set forth in Section 2.08(e)(i) of the Credit Agreement that the Borrower provide 10 Business Days’ notice of any commitment increase request to the Lenders;

(b) the requirement set forth in Section 2.08(e)(i) of the Credit Agreement that the Borrower provide three Business Days’ notice to the Administrative Agent of (i) the Lenders that have agreed to the Commitment Increase and (ii) the date on which the Commitment Increase will become effective; and

(c) the requirement set forth in Section 2.08(e)(i)(A) of the Credit Agreement that the minimum amount of the Commitment of any Assuming Lender, and the minimum amount of the increase of the Commitment of any Increasing Lender, as part of such Commitment Increase shall be $10,000,000 or a larger multiple of $5,000,000 in excess thereof.

3.2 The Administrative Agent and the Increasing Lenders hereby fully preserve all their rights, powers, and remedies against the Borrower. Other than as expressly set forth herein, nothing contained herein is or shall be deemed to be a waiver or abandonment of any Event of Default (whether presently or subsequently existing) or any rights or remedies available to the Administrative Agent or any Lender under the Loan Documents, applicable law, or otherwise, each of which rights, powers, or remedies is hereby specifically and expressly reserved, including the right to seek judgment against any Obligor and/or any other person or entity or to take any other action permitted under the Loan Documents and/or applicable law. Without limiting the generality of the foregoing, (a) the Borrower acknowledges and agrees that this Letter Agreement is not intended to, nor shall it, establish any course of dealing among the Borrower, the Administrative Agent, and the Lenders, or any thereof, that is inconsistent with the express terms of the Loan Documents; and (b) nothing contained herein shall be deemed to constitute on the part of the Administrative Agent or the Increasing Lender of any commitment or agreement to enter into any further waiver, amendment, extension, or other modification.

ARTICLE 4.
AGREEMENT TO INCREASE COMMITMENTS

Effective upon the satisfaction of the conditions set forth in Sections 2.08(e)(i) and (ii) of the Credit Agreement, except for any conditions that have been expressly waived pursuant to this Letter Agreement:

4.1 Cadence Commitment Increase. Cadence hereby agrees to increase its Dollar Commitment from $25,000,000 to $30,000,000.

4.2 State Street Commitment Increase. State Street hereby agrees to increase its Multicurrency Commitment from $25,000,000 to $30,000,000.

4.3 Amegy Commitment Increase. Amegy hereby agrees to increase its Dollar Commitment from $20,000,000 to $30,000,000.

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ARTICLE 5.

BORROWER COMMITMENT INCREASE CERTIFICATIONS

Pursuant to Section 2.08(e)(i) of the Credit Agreement, the Borrower hereby certifies as of the date hereof that:

5.1 No Default. No Default has occurred and is continuing.

5.2 Representations and Warranties. The representations and warranties contained in the Credit Agreement are be true and correct in all material respects (or, in the case of any portion of the representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

ARTICLE 6.
CONDITIONS PRECEDENT

This Letter Agreement shall become effective on the date when the Administrative Agent shall have received counterparts of this Letter Agreement duly executed and delivered on behalf of each of the parties hereto.

ARTICLE 7.
MISCELLANEOUS

7.1 Binding Obligation. (a) This Letter Agreement shall be binding on the parties hereto and their respective successors and assigns.

(b) Except as expressly waived by this Letter Agreement, all of the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.

(c) This Letter Agreement is a Loan Document executed pursuant to the Credit Agreement and shall be construed and administered in accordance with all of the terms and provisions of the Credit Agreement.

7.2 Counterparts. This Letter Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall be taken together as one agreement. Delivery of an executed counterpart of a signature page to this letter agreement by electronic transmission shall be effective as delivery of a manually executed counterpart of this Letter Agreement.

7.3 Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

7.4 Headings. Section headings in this Letter Agreement are included herein for convenience of reference only and shall not constitute a part of this Letter Agreement for any other purpose.

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IN WITNESS WHEREOF, the parties hereto have caused this Letter Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

STELLUS CAPITAL INVESTMENT CORPORATION, as Borrower

By: /s/ W. Todd Huskinson
Name: W. Todd Huskinson
Title: Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary

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SUNTRUST BANK, as Administrative Agent

By: /s/ Doug Kennedy
Name: Doug Kennedy
Title: Vice President

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CADENCE BANK, N.A., as an Increasing Lender

By: /s/ C. Ross Bartley
Name: C. Ross Bartley
Title: Executive Vice President

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STATE STREET BANK AND TRUST COMPANY, as an Increasing Lender

By: /s/ John T. Daley
Name: John T. Daley
Title: Vice President

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AMEGY BANK, N.A., as an Increasing Lender

By: /s/ Kelly Nash
Name: Kelly Nash
Title: Vice President

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